UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(All Share Classes)

Supplement dated March 21, 2007

to the Prospectuses dated December 31, 2006

The following information is hereby added to the Prospectuses under the heading “The Funds’ Management – JPMIM, Sub-Advisers and Portfolio Managers”:

Kay Herr, a Vice President of JPMIM, participates in the management of the Realty Income Fund. Ms. Herr is an analyst in the U.S. Equity Research Group. An employee since 1999, Ms. Herr covers the real estate sector. Previously, Ms. Herr covered consumer stable and cyclical sectors in the U.S. Fixed Income Credit Research Group. Prior to joining the firm, she was a credit research analyst with Prudential Securities in its municipal bond research department. She holds a B.A. in economics from the University of Virginia and an M.B.A. with distinction from New York University Stern School of Business. She is also a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-RI-307